UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 24, 2023
Pacific Biosciences of California, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1305 O’Brien Drive
Menlo Park, California 94025
(Address of principal executive offices) (Zip Code)
(650) 521-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Pacific Biosciences of California, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) on May 24, 2023. Of the 249,810,685 shares of the Company’s common stock outstanding as of 5:00 p.m. (Pacific time) on April 5, 2023, the record date for the Annual Meeting, 219,666,084 shares were represented at the Annual Meeting, either by virtual attendance or by proxy, constituting approximately 87.93% of shares of common stock entitled to vote at the Annual Meeting. The five matters voted on at the Annual Meeting and the voting results with respect to each such matter are set forth below:
Proposal 1: Election of Three Class I Directors

Name of Director	For	Against	Abstain	Broker Non-Votes
Christian O. Henry	189,711,865	3,089,347	58,199	26,806,673
John F. Milligan, Ph.D.	190,066,819	2,674,761	117,831	26,806,673
Lucy Shapiro, Ph.D.	178,044,672	14,703,637	111,102	26,806,673
Each director nominee was duly elected to serve until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified, subject to his or her earlier resignation or removal.
Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
218,312,891	622,576	730,617	-
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation.

For	Against	Abstain	Broker Non-Votes
178,087,666	14,553,090	218,655	26,806,673
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
Proposal 4: Advisory Vote to Approve the Frequency of Future Advisory Votes on Named Executive Officer Compensation

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
134,152,334	238,320	58,328,847	139,910	26,806,673
Based on the votes set forth above, the stockholders advised that they were in favor of every one year as the frequency of holding an advisory vote on the compensation of named executive officers. In accordance with the voting results for this proposal, the Company has determined to hold future advisory votes on the compensation of the Company’s named executive officers every one year until the next required non-binding advisory vote on the frequency of future advisory votes regarding named executive officer compensation. The next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2029 annual meeting of stockholders.

Proposal 5: Advisory Vote to Approve the Retention of the Classified Structure of the Corporation’s Board

For	Against	Abstain	Broker Non-Votes
32,282,459	136,324,990	24,251,959	26,806,676
The stockholders, on a non-binding advisory basis, voted against retaining the Company’s classified board of directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

	By:	/s/ Brett Atkins
Brett Atkins
General Counsel
Date: May 26, 2023